UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2022

Eagle Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36306	20-8179278
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

50 Tice Boulevard, Suite 315 Woodcliff Lake, NJ	07677
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 326-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock (par value $0.001 per share)	EGRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

As previously disclosed, on March 28, 2022, Eagle Pharmaceuticals, Inc. (the “Company”) and Acacia Pharma Group plc, a public company organized under the laws of England and Wales (“Acacia Pharma”), issued an announcement disclosing the agreed terms of a proposed cash and share offer by the Company for the entire issued and to be issued share capital of Acacia Pharma to be effected by means of a court sanctioned scheme of arrangement under Part 26 of the UK Companies Act 2006 (the “Proposed Acquisition”). The Proposed Acquisition is subject to closing conditions and certain further terms, including, among others (i) the approval of the Scheme by a majority in number of Acacia Pharma’s shareholders present and voting (and entitled to vote) at the meeting(s) of Acacia Pharma’s shareholders to be convened by order of the High Court of Justice of England and Wales (the “Court”) pursuant to section 896 of the Companies Act (and any separate class meeting which may be required by the Court (or at any adjournment thereof)), either in person or by proxy, representing not less than 75 percent in value of the Acacia Pharma shares held by such shareholders (or the relevant class or classes thereof); (ii) the sanction of the Scheme by the Court; and (iii) the Scheme becoming effective no later than June 30, 2022, which date may be extended by mutual agreement of the parties.

In connection with the Proposed Acquisition, on April 27, 2022, Acacia Pharma published a Scheme Document (the “Scheme Document”) to Acacia Pharma shareholders relating to the Proposed Acquisition.

A copy of the full text of the Scheme Document referenced above is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information contained in this Item 7.01, including Exhibit 99.1, is being “furnished” and shall not be deemed filed for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section or Sections 11 and 12 (a) (2) of the Securities Act. The information in this Item 7.01, including Exhibit 99.1, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in such filing.

Forward-Looking Statements

This Current Report contains forward-looking information within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, and other securities laws. Forward-looking statements are statements that are not historical facts. Words and phrases such as “anticipated,” “forward,” “will,” “would,” “may,” “remain,” “potential,” “prepare,” “expected,” “believe,” “plan,” “near future,” “belief,” “guidance,” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements regarding future events such as: the strategic fit of BARHEMSYS and BYFAVO with the Company’s specialized hospital-based salesforce; statements regarding the addressable market size and commercial potential for BARHEMSYS and BYFAVO and other products or product candidates; the expected structure, anticipated synergies, terms, timing and closing of the Proposed Acquisition; the Company’s marketing, product development, partnering and growth strategy, including relating to the commercialization of BARHEMSYS and BYFAVO, and the ability of Acacia Pharma’s technology and know-how to help the Company achieve its strategy; the expectation that the addition of BARHEMSYS and BYFAVO will be accretive to the Company, and the timing thereof; the expected sources of financing for the Proposed Acquisition; the expected cash resources of the Company; the ability of the Company to expand the application of the Acacia Pharma products; the timing, scope or likelihood and timing of regulatory filings and approvals from the FDA for the Company’s product candidates, including landiolol; the ability of BARHEMSYS and BYFAVO to address unmet clinical needs; the ability of BARHEMSYS to offer significant economic savings to hospitals and ambulatory centers; the ability of BYFAVO to offer potential health economic benefits and enable shorter procedure times and greater patient throughput; the ability of the Proposed Acquisition to create shareholder value; and the ability of the Company’s executive team to execute on the Company’s strategy and build stockholder value. All of such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the Company's control, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. Such risks and uncertainties include, but are not limited to: the risk that the transaction described above is not consummated or that the benefits of the transaction are not realized; the impacts of the COVID-19 pandemic and geopolitical events such as the ongoing military conflict between Ukraine and Russia and related sanctions against Russia, including disruption or impact in the sales of the Company's marketed products, interruptions or other adverse effects to clinical trials, delays in regulatory review, manufacturing and supply chain interruptions, adverse effects on healthcare systems, disruption in the operations of the Company's third party partners and disruption of the global economy, and the overall impact of the COVID-19 pandemic or other events on the Company's business, financial condition and results of operations; whether the Company will incur unforeseen expenses or liabilities or other market factors; whether the Company will successfully implement its development plan for its product candidates; delay in or failure to obtain regulatory approval of the Company's or its partners’ product candidates; whether the Company can successfully market and commercialize its product candidates; the success of the Company's relationships with its partners; the availability and pricing of third party sourced products and materials; the outcome of litigation involving any of its products or that may have an impact on any of the Company’s products; successful compliance with the FDA and other governmental regulations applicable to product approvals, manufacturing facilities, products and/or businesses; general economic conditions, including the potential adverse effects of public health issues, including the COVID-19 pandemic and geopolitical events, on economic activity and the performance of the financial markets generally; the strength and enforceability of the Company's intellectual property rights or the rights of third parties; competition from other pharmaceutical and biotechnology companies and the potential for competition from generic entrants into the market; the risks inherent in the early stages of drug development and in conducting clinical trials; the outcome of Acacia Pharma's shareholder vote, the decision of the High Court and other closing conditions; and factors in addition to the foregoing that may impact the Company’s financial projects and guidance, including among other things, any potential business development transactions, acquisitions, restructurings or legal settlements, in addition to any unanticipated factors, that may cause the Company’s actual results and outcomes to materially differ from its projections and guidance; and those risks and uncertainties identified in the “Risk Factors” section of the Company's Annual Report on Form 10-K for the year ended December 31, 2021, filed with the Securities and Exchange Commission (the “SEC”) on March 8, 2022, and its other subsequent filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements. All forward-looking statements contained in this press release speak only as of the date on which they were made. Except to the extent required by law, the Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Scheme Document, dated April 26, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 27, 2022	EAGLE PHARMACEUTICALS, INC.

	By:	/s/ Scott Tarriff
Scott Tarriff
Chief Executive Officer